Exhibit 10.15

Certain information has been omitted from this copy as we

believe they (1) are not material and (2) would likely

result in competitive harm to us if publicly disclosed.

Outsourcing Agreement

Party A: BEST Logistics Technologies (China) Co., Ltd.

Address: 3rd Floor, Block A, Huaxing Modern Industrial Park, 18th Tangmiao Road, Hangzhou

Party B: Ningbo Caishuo Human Resources Service Co., Ltd.

Address: Room 527, #2 Office Building, Business Center, Meishan Avenue, Beilun District, Ningbo

Whereas, Party A wishes to outsource certain business functions and Party B provides such outsourced service. Therefore, based on integrity and mutual benefit, and through equal negotiation, Party A and Party B hereby agree the following in accordance with the Contract Law of the People’s Republic of China.

I. Rights and Obligations of Party A

1. Party A shall specify the business functions (including but not limited to regular freight forwarder, warehouse management and related loading and unloading, sorting, transportation of cargo, administration support and other functions, subject to the parties’ written agreement) to be outsourced to Party B directly in this Agreement or Appendices hereto, and provide clear instructions and requirements regarding each outsourced function to Party B. Party B will discretionally assign personnel to dedicate to each of such business functions. The assigned personnel must arrive at the places of work designated by Party A by the date agreed by the parties in Appendices or within fifteen (15) days after the execution of this Agreement. In the case of late arrival, an overdue fine will be charged at RMB [***] per day.

2. Party A shall be responsible for workplace environment and production safety in connection with the works performed by Party B’s personnel in conformity with labor protection regulations executed by the government of the People’s Republic of China (“PRC”), and provide requisite tools and equipment. For green hands, upon Party B’s request, Party A may provide support for trainings performed by Party B to such employees regarding safety and operating rules, and deliver relevant training materials and requirements to Party B. Party B must ensure that all employees assigned by it have been duly trained and qualified for providing services to Party A.

3. Party A is entitled for designing service specifications and evaluation method based on the needs of the outsourced work. Party B shall perform the outsourced service in accordance with this Agreement and such service specifications. Party A will evaluate Party B’s performance on a monthly basis by applying the evaluation method (See Appendices for the service specifications and evaluation method).

4. Party A is entitled to require re-examination of medical fitness of the employees assigned by Party B on a selective basis. In case of any “unfit” result, Party A may require Party B to replace relevant employee in [***] days and pay the re-examination fee for the unfit employee. In such case, Party B must ensure full participation and timely completion of Party A’s assignments. Party A may require Party B to deliver copies of employment contracts and social insurance certificates and other relevant materials within [***] days after the date of this Agreement, and Party B and its employees shall cooperate. Party A is entitled to monitor the performance of Party B’s employees and inform Party B’s field manager of any non-compliance with operating specifications, and Party B’s field manager shall correct non-compliance and give warning to relevant employee.

5. Party A is entitled to require replacement of any Party B’s employee within [***] days upon awareness of any of the following conducts committed by such employee:

(1) Failure to comply with operating specifications, which affects the normal performance of the outsourced work or the quality of such work, causing loss to Party A;

(2) Serious violation of regulations, duties and disciplinary rules pertaining to the outsourced business functions;

(3) Failure to provide true and valid certificates of medical fitness and identification, or provision of false certificates of medical fitness or identification;

(4) Hurl abuse at or physical attack on somebody at work place,

In such cases, Party B must ensure full participation and timely completion of Party A’s assignments.

6. Party A shall pay for Party B’s performance of the outsourced service in accordance with the pricing criteria and payment terms set forth in this Agreement.

7. Party A shall keep strictly confidential all information, data and materials (including but not limited to, technical, financial and sales information, data and materials) as well as other communications in connection with Party B.

8. Upon Party B’s request, Party A may provide labor protection articles to Party B.

9. Upon Party B’s request, Party A may provide living conditions such as board and lodging to Party B’s employees.

II. Rights and Obligations of Party B

1. Party A agrees that, Party B may subcontract certain obligations under this Agreement to its affiliates, including but not limited to:

Kunshan Caishuo Human Resources Service Co., Ltd.

Shanghai Caishuo Talent Information Co., Ltd.

Changshu Caishuo Human Resources Co., Ltd.

Shanghai Caishuo Talent Information Co., Ltd., Beijing Branch

Shanghai Caishuo Talent Information Co., Ltd., Guangzhou Branch

Shanghai Caishuo Talent Information Co., Ltd., Suzhou Branch

Shanghai Caishuo Talent Information Co., Ltd., Shenzhen Branch

Ningbo Caishuo Human Resources Service Co., Ltd., Shenzhen Branch

2. Party B warranties that it is legally qualified for undertaking the rights and obligations under this Agreement, and will provide originals and copies of qualification certificates and other relevant documents (including business license) requisite for conducting the business functions outsourced by Party A.

3. Party B undertakes to comply with all applicable laws and regulations of the PRC, especially labor security and welfare policies, and to follow Party A’s guidelines regarding safe production, labor hygiene, etc.

4. Party B shall assign appropriate employees to work at the places designated by Party A in order to meet Party A’s needs, and undertakes that it will not assign or use child labor.

5. Party B shall fulfil all employment formalities in relation to, execute employment contracts with and pay social insurance for all employees assigned for Party A’s outsourced work (and deliver copies of related documents to Party A in accordance with Article I.4 hereof), and shall deliver originals or copies of other related certificates (including but not limited to resume, academic certificate, ID card and health certificate) to Party A within [***] days following the date of this Agreement, ensuring the truthfulness and validity of such documents. Moreover, Party B shall undertake to comply with all applicable provisions under the Labor Contract Law with respect to its employees.

6. Unless otherwise agreed by Party A in writing, Party B’s employees must meet the following conditions:

(1) Having good physical and mental condition and holding recognized and valid health certificate;

(2) Having junior high school diploma or above and ability for effective and clear oral and written expression;

(3) Not suffering from (nor carrying pathogen of) dysentery, typhoid fever, viral hepatitis or other infectious digestive system disease, or active tuberculosis, pyogenic or exudative dermatoses, or other diseases affecting food safety;

(4) Not suffering from any occupational disease identified by the Occupational Disease Identification Committee;

(5) Having specialized skills and production safety knowledge requisite for performing Party A’s outsourced work.

7. Party B shall educate its employees to comply with applicable PRC laws and regulations and work procedures and policies relevant to Party A’s outsourced work.

8. Party B shall keep all of Party A’s trade secrets in confidential during the performance of this Agreement, and shall not disclose any relevant information to any third party. In addition, Party B shall ensure its employees to keep all of Party A’s trade secrets in confidential. In case of any disclosure of Party A’s trade secrets by any Party B’s employee, Party B shall pay a damage of RMB [***] to Party A or compensate all economic loss suffered by Party A.

9. Party B shall pay salaries to, and social insurance and other nationally required fees for its employees in full and on a monthly basis in accordance with local government’s rules. The salaries received by Party B’s employees must be not less than the minimum salary set by the local government.

10. Party B shall conduct production management and provide information technology service in accordance with this Agreement and Party A’s requirements in relation to the outsourced work, and shall handle employment and human resources issues (including attendance system, separation system and disciplinary punishment) in connection with each of its employee by itself.

11. Party B will provide business-related technical development, consultancy and service in the field of computer information technology.

12. In addition to information technology services, Party B shall assign a manager to work at Party A’s place, in order to conduct field management on the outsourced work. The field manager is responsible for cooperation and coordination with Party A with respect to inspections and supervision conducted, and suggestions and advice given by Party A. Party B shall ensure its employees to perform the outsourced service strictly in accordance with Party A’s requirements, production and operation specifications and relevant standards, and be responsible for any work-related injury, economic compensation, labor dispute or infringement against third party in connection with the performance of work.

13. Party B shall not change positions of employees, or recall any employee at will (except in the case of any employee’s resignation).

14. Party B must fill any vacancy caused by its employee within [***] days.

15. In case of any work-related injury suffered by Party B’s employee during the performance of the outsourced service, Party B shall take the responsibility of the application of work-related injury identification and the labor capability appraisal, and make corresponding work coordination, during which, Party A shall actively cooperate. Upon completion of the aforesaid identification and appraisal, Party B shall assume and perform the obligations attributed to the employer according to relevant provisions under the Regulation on Work-Related Injury Insurance.

III. Settlement and Payment of Outsourcing Fees

1. Party A shall pay Party B for the outsourced work performed by Party B in accordance with the price and payment terms agreed by both parties: See Appendices or [***].

Fees will be settled and details will be provided upon each monthly evaluation on Party B’s performance conducted by Party A.

2. Party B’s manager shall communicate with relevant department of Party A with respect to the evaluation results in time.

3. Party A and Party B agree that fees will be settled each month, for a period starting from the 1st to the 30th of the preceding month. Party A shall pay Party B for the outsourced work performed in the preceding month before the 10th of each month upon issuance by Party B of invoice with corresponding amount based on the result of Party A’s evaluation.

4. Party B shall ensure timely completion of outsourced work as required by Party A.

IV. Liability for Breach

1. Party A will be entitled to immediately terminate this Agreement if Party B provides any false qualification certificates and is found not legally qualified for performing this Agreement. In such case, Party B shall pay a default fine of 10% of the total annual service fee of relevant project to Party A, and be liable for additional compensation if the default fine is not sufficient for covering Party A’s loss.

2. Party A will be entitled to unilaterally terminate this Agreement if Party B fails to deliver relevant certificates and materials in relation to the employees assigned to provide service to Party A within the period prescribed in this Agreement without justifiable cause. In such case, Party B shall pay a default fine of 10% of the total annual service fee of relevant project to Party A.

3. Party A may demand Party B to make correction within certain time limit if Party B fails to enter into employment contracts with or delays in paying salaries to its employees, or pays a salary lower than the local legal minimum; if Party B fails to make correction within the time limit, Party A will be entitled to unilaterally terminate this Agreement and require Party B to compensate its loss.

4. Party B will be entitled to terminate this Agreement if Party A delays in paying fees for the outsourced service under this Agreement for ten (10) business days without cause, and require Party A to compensate its loss arising thereof.

5. Party A will be entitled to terminate this Agreement if Party B violates any applicable laws or regulations of the PRC or any other provisions under this Agreement, and require Party B to compensate its loss arising thereof.

V. Term

This Agreement is effective from August 1, 2019 to July 31, 2020, and will be renewed within fifteen (15) days prior to its expiration by the parties based on mutual benefits unless either party proposes to terminate this Agreement at least thirty (30) days prior to its expiration.

VI. In case of force majeure that makes it impossible to perform this Agreement, either party may terminate this Agreement ahead of times.

VII. Neither Party A nor Party B may assign any of its rights or obligations under this Agreement to any third party unless mutually agreed in writing.

VIII. Disputes and Matters Not Covered

1. Any dispute in connection with this Agreement shall be solved through negotiation by both parties. Failing to do so, either party may file a lawsuit to the court of the place where Party A is located.

2. In the event that any matter is not covered by this Agreement, or any provision hereof is in violation of any law, regulation or rule of the PRC, the applicable PRC laws, regulations or rules shall prevail.

3. The waiver or repeated waiver by either party hereto of any breach of any provision of this Agreement shall not be deeded a waiver of a future breach of the same provision or other provisions.

4. If during the performance of this Agreement, there is any material change in the fees and costs related to the outsourced service in the place where Party A or Party B is located (such as material change in local minimum salary, employee benefits, etc.), resulting in a rise in either party’s costs, Party A and Party B shall deal with such issue based on the spirit of friendship, equality and consultation.

5. The provisions of this Agreement also apply to Party A’s affiliates, including but not limited to Best Logistics Technology (Xinjiang) Co., Ltd.

This Agreement is executed in three copies, with Party A holding two copies, and Party B holding one copy. All of the copies have the same legal effect. This Agreement shall enter into effect on the date of signature/seal by both parties’ authorized representatives.

Representative of Party A:	Representative of Party B:

/s/ Seal of BEST Logistics Technologies (China) Co., Ltd.	/s/ Seal of Ningbo Caishuo Human Resources Service Co., Ltd.

Date: August 1, 2019	Date: July 31, 2019

Outsourcing Agreement

Party A: Hangzhou Best Network Technology Co., Ltd.

Address: 3rd Floor, Block A, Huaxing Modern Industrial Park, 18th Tangmiao Road, Hangzhou

Party B: Ningbo Caishuo Human Resources Service Co., Ltd.

Address: Room 527, #2 Office Building, Business Center, Meishan Avenue, Beilun District, Ningbo

Whereas, Party A wishes to outsource certain business functions and Party B provides such outsourced service. Therefore, based on integrity and mutual benefit, and through equal negotiation, Party A and Party B hereby agree the following in accordance with the Contract Law of the People’s Republic of China.

I. Rights and Obligations of Party A

1. Party A shall specify the business functions (including but not limited to regular freight forwarder, warehouse management and related loading and unloading, sorting, transportation of cargo, administration support and other functions, subject to the parties’ written agreement) to be outsourced to Party B directly in this Agreement or Appendices hereto, and provide clear instructions and requirements regarding each outsourced function to Party B. Party B will discretionally assign personnel to dedicate to each of such business functions. The assigned personnel must arrive at the places of work designated by Party A by the date agreed by the parties in Appendices or within fifteen (15) days after the execution of this Agreement. In the case of late arrival, an overdue fine will be charged at RMB [***] per day.

2. Party A shall be responsible for workplace environment and production safety in connection with the works performed by Party B’s personnel in conformity with labor protection regulations executed by the government of the People’s Republic of China (“PRC”), and provide requisite tools and equipment. For green hands, upon Party B’s request, Party A may provide support for trainings performed by Party B to such employees regarding safety and operating rules, and deliver relevant training materials and requirements to Party B. Party B must ensure that all employees assigned by it have been duly trained and qualified for providing services to Party A.

3. Party A is entitled for designing service specifications and evaluation method based on the needs of the outsourced work. Party B shall perform the outsourced service in accordance with this Agreement and such service specifications. Party A will evaluate Party B’s performance on a monthly basis by applying the evaluation method (See Appendices for the service specifications and evaluation method).

4. Party A is entitled to require re-examination of medical fitness of the employees assigned by Party B on a selective basis. In case of any “unfit” result, Party A may require Party B to replace relevant employee in [***] days and pay the re-examination fee for the unfit employee. In such case, Party B must ensure full participation and timely completion of Party A’s assignments. Party A may require Party B to deliver copies of employment contracts and social insurance certificates and other relevant materials within [***] days after the date of this Agreement, and Party B and its employees shall cooperate. Party A is entitled to monitor the performance of Party B’s employees and inform Party B’s field manager of any non-compliance with operating specifications, and Party B’s field manager shall correct non-compliance and give warning to relevant employee.

5. Party A is entitled to require replacement of any Party B’s employee within [***] days upon awareness of any of the following conducts committed by such employee:

(1) Failure to comply with operating specifications, which affects the normal performance of the outsourced work or the quality of such work, causing loss to Party A;

(2) Serious violation of regulations, duties and disciplinary rules pertaining to the outsourced business functions;

(3) Failure to provide true and valid certificates of medical fitness and identification, or provision of false certificates of medical fitness or identification;

(4) Hurl abuse at or physical attack on somebody at work place,

In such cases, Party B must ensure full participation and timely completion of Party A’s assignments.

6. Party A shall pay for Party B’s performance of the outsourced service in accordance with the pricing criteria and payment terms set forth in this Agreement.

7. Party A shall keep strictly confidential all information, data and materials (including but not limited to, technical, financial and sales information, data and materials) as well as other communications in connection with Party B.

8. Upon Party B’s request, Party A may provide labor protection articles to Party B.

9. Upon Party B’s request, Party A may provide living conditions such as board and lodging to Party B’s employees.

II. Rights and Obligations of Party B

1. Party A agrees that, Party B may subcontract certain obligations under this Agreement to its affiliates, including but not limited to:

Kunshan Caishuo Human Resources Service Co., Ltd.

Shanghai Caishuo Talent Information Co., Ltd.

Changshu Caishuo Human Resources Co., Ltd.

Shanghai Caishuo Talent Information Co., Ltd., Beijing Branch

Shanghai Caishuo Talent Information Co., Ltd., Guangzhou Branch

Shanghai Caishuo Talent Information Co., Ltd., Suzhou Branch

Shanghai Caishuo Talent Information Co., Ltd., Shenzhen Branch

Ningbo Caishuo Human Resources Service Co., Ltd., Shenzhen Branch

2. Party B warranties that it is legally qualified for undertaking the rights and obligations under this Agreement, and will provide originals and copies of qualification certificates and other relevant documents (including business license) requisite for conducting the business functions outsourced by Party A.

3. Party B undertakes to comply with all applicable laws and regulations of the PRC, especially labor security and welfare policies, and to follow Party A’s guidelines regarding safe production, labor hygiene, etc.

4. Party B shall assign appropriate employees to work at the places designated by Party A in order to meet Party A’s needs, and undertakes that it will not assign or use child labor.

5. Party B shall fulfil all employment formalities in relation to, execute employment contracts with and pay social insurance for all employees assigned for Party A’s outsourced work (and deliver copies of related documents to Party A in accordance with Article I.4 hereof), and shall deliver originals or copies of other related certificates (including but not limited to resume, academic certificate, ID card and health certificate) to Party A within [***] days following the date of this Agreement, ensuring the truthfulness and validity of such documents. Moreover, Party B shall undertake to comply with all applicable provisions under the Labor Contract Law with respect to its employees.

6. Unless otherwise agreed by Party A in writing, Party B’s employees must meet the following conditions:

(1) Having good physical and mental condition and holding recognized and valid health certificate;

(2) Having junior high school diploma or above and ability for effective and clear oral and written expression;

(3) Not suffering from (nor carrying pathogen of) dysentery, typhoid fever, viral hepatitis or other infectious digestive system disease, or active tuberculosis, pyogenic or exudative dermatoses, or other diseases affecting food safety;

(4) Not suffering from any occupational disease identified by the Occupational Disease Identification Committee;

(5) Having specialized skills and production safety knowledge requisite for performing Party A’s outsourced work.

7. Party B shall educate its employees to comply with applicable PRC laws and regulations and work procedures and policies relevant to Party A’s outsourced work.

8. Party B shall keep all of Party A’s trade secrets in confidential during the performance of this Agreement, and shall not disclose any relevant information to any third party. In addition, Party B shall ensure its employees to keep all of Party A’s trade secrets in confidential. In case of any disclosure of Party A’s trade secrets by any Party B’s employee, Party B shall pay a damage of RMB [***] to Party A or compensate all economic loss suffered by Party A.

9. Party B shall pay salaries to, and social insurance and other nationally required fees for its employees in full and on a monthly basis in accordance with local government’s rules. The salaries received by Party B’s employees must be not less than the minimum salary set by the local government.

10. Party B shall conduct production management and provide information technology service in accordance with this Agreement and Party A’s requirements in relation to the outsourced work, and shall handle employment and human resources issues (including attendance system, separation system and disciplinary punishment) in connection with each of its employee by itself.

11. Party B will provide business-related technical development, consultancy and service in the field of computer information technology.

12. In addition to information technology services, Party B shall assign a manager to work at Party A’s place, in order to conduct field management on the outsourced work. The field manager is responsible for cooperation and coordination with Party A with respect to inspections and supervision conducted, and suggestions and advice given by Party A. Party B shall ensure its employees to perform the outsourced service strictly in accordance with Party A’s requirements, production and operation specifications and relevant standards, and be responsible for any work-related injury, economic compensation, labor dispute or infringement against third party in connection with the performance of work.

13. Party B shall not change positions of employees, or recall any employee at will (except in the case of any employee’s resignation).

14. Party B must fill any vacancy caused by its employee within [***] days.

15. In case of any work-related injury suffered by Party B’s employee during the performance of the outsourced service, Party B shall take the responsibility of the application of work-related injury identification and the labor capability appraisal, and make corresponding work coordination, during which, Party A shall actively cooperate. Upon completion of the aforesaid identification and appraisal, Party B shall assume and perform the obligations attributed to the employer according to relevant provisions under the Regulation on Work-Related Injury Insurance.

III. Settlement and Payment of Outsourcing Fees

1. Party A shall pay Party B for the outsourced work performed by Party B in accordance with the price and payment terms agreed by both parties: See Appendices or [***].

Fees will be settled and details will be provided upon each monthly evaluation on Party B’s performance conducted by Party A.

2. Party B’s manager shall communicate with relevant department of Party A with respect to the evaluation results in time.

3. Party A and Party B agree that fees will be settled each month, for a period starting from the 1st to the 30th of the preceding month. Party A shall pay Party B for the outsourced work performed in the preceding month before the 10th of each month upon issuance by Party B of invoice with corresponding amount based on the result of Party A’s evaluation.

4. Party B shall ensure timely completion of outsourced work as required by Party A.

IV. Liability for Breach

1. Party A will be entitled to immediately terminate this Agreement if Party B provides any false qualification certificates and is found not legally qualified for performing this Agreement. In such case, Party B shall pay a default fine of 10% of the total annual service fee of relevant project to Party A, and be liable for additional compensation if the default fine is not sufficient for covering Party A’s loss.

2. Party A will be entitled to unilaterally terminate this Agreement if Party B fails to deliver relevant certificates and materials in relation to the employees assigned to provide service to Party A within the period prescribed in this Agreement without justifiable cause. In such case, Party B shall pay a default fine of 10% of the total annual service fee of relevant project to Party A.

3. Party A may demand Party B to make correction within certain time limit if Party B fails to enter into employment contracts with or delays in paying salaries to its employees, or pays a salary lower than the local legal minimum; if Party B fails to make correction within the time limit, Party A will be entitled to unilaterally terminate this Agreement and require Party B to compensate its loss.

4. Party B will be entitled to terminate this Agreement if Party A delays in paying fees for the outsourced service under this Agreement for ten (10) business days without cause, and require Party A to compensate its loss arising thereof.

5. Party A will be entitled to terminate this Agreement if Party B violates any applicable laws or regulations of the PRC or any other provisions under this Agreement, and require Party B to compensate its loss arising thereof.

V. Term

This Agreement is effective from August 1, 2019 to July 31, 2020, and will be renewed within fifteen (15) days prior to its expiration by the parties based on mutual benefits unless either party proposes to terminate this Agreement at least thirty (30) days prior to its expiration.

VI. In case of force majeure that makes it impossible to perform this Agreement, either party may terminate this Agreement ahead of times.

VII. Neither Party A nor Party B may assign any of its rights or obligations under this Agreement to any third party unless mutually agreed in writing.

VIII. Disputes and Matters Not Covered

1. Any dispute in connection with this Agreement shall be solved through negotiation by both parties. Failing to do so, either party may file a lawsuit to the court of the place where Party A is located.

2. In the event that any matter is not covered by this Agreement, or any provision hereof is in violation of any law, regulation or rule of the PRC, the applicable PRC laws, regulations or rules shall prevail.

3. The waiver or repeated waiver by either party hereto of any breach of any provision of this Agreement shall not be deeded a waiver of a future breach of the same provision or other provisions.

4. If during the performance of this Agreement, there is any material change in the fees and costs related to the outsourced service in the place where Party A or Party B is located (such as material change in local minimum salary, employee benefits, etc.), resulting in a rise in either party’s costs, Party A and Party B shall deal with such issue based on the spirit of friendship, equality and consultation.

5. The provisions of this Agreement also apply to Party A’s affiliates, including but not limited to Hangzhou Best Network Technology Co., Ltd. Shanghai Branch and Hangzhou Best Network Technology Co., Ltd. Yiwu Branch.

This Agreement is executed in three copies, with Party A holding two copies, and Party B holding one copy. All of the copies have the same legal effect. This Agreement shall enter into effect on the date of signature/seal by both parties’ authorized representatives.

Representative of Party A:	Representative of Party B:

/s/ Seal of Hangzhou Best Network Technology Co., Ltd.	/s/ Seal of Ningbo Caishuo Human Resources Service Co., Ltd.

Date: August 1, 2019	Date: July 31, 2019